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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 22, 2000



                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                    0-21587               61-1308435
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)


                              2300 Resource Drive
                          Birmingham, Alabama  35242
                   (Address of principal executive offices)


                                (205) 981-2800
             (Registrant's telephone number, including area code)

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Item 5.   Other Events

On May 4, 2000, PJ America, Inc., a Delaware Corporation (the "Company") announced that its Board of Directors had approved an additional $5 million increase to the Company's share repurchase plan. The Company has also been authorized to enter into a $10 million credit facility to fund the share repurchase and for general corporate purposes.


Exhibit No.  Description of Exhibit
-----------  ----------------------

     99 PJ America, Inc. Press Release dated May 4, 2000 announcing stock repurchase and credit facility.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PJ AMERICA, INC.



Date:  May 22, 2000                 By  /s/  D. Ross Davison
                                       --------------------------
                                           D. Ross Davison
                                   Vice President Administration,
                                       Chief Financial Officer
                                      And Treasurer (Principal
                                         Financial Officer)